EXHIBIT 21
CATERPILLAR INC. SUBSIDIARIES AND AFFILIATES (as of December 31, 2004)
Name of Company	Where Organized

10G LLC	Delaware
A.S.V., Inc.	Minnesota
Ace Power Embilipitiya Private Limited	Sri Lanka
Acefun S.A. de C.V.	Mexico
Aceros Fundidos Internacionales LLC	Delaware
Aceros Fundidos Internacionales S. de R.L. de C.V.	Mexico
Advanced Filtration Systems Inc.	Delaware
AE-Steam SA	Switzerland
Aiwa Co., Ltd.	Japan
All Parts International Inc.	Delaware
Amberly Investments	New Zealand
Anchor Coupling Inc.	Delaware
Arch Development Fund I L.P.	Delaware
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
ASIMCO International Casting (Shanxi) Co. Ltd.	China
Bio-Energy Partners	Illinois
Bitelli S.p.A.	Italy
CAE Co., Ltd.	Japan
Carter Machinery Company, Incorporated	Delaware
Carter Rental, Inc.	Virginia
Cat Redistribution Services Corporation	Japan
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Bermuda) Funding Company	Bermuda
Caterpillar (Bermuda) Funding Parent Company	Bermuda
Caterpillar (Bermuda) Holding Company	Bermuda
Caterpillar (Bermuda) Investments Funding Company	Bermuda
Caterpillar (Bermuda) Investments Parent Company	Bermuda
Caterpillar (Bermuda) Ltd.	Bermuda
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England
Caterpillar (Xuzhou) Design Center Ltd.	China
Caterpillar AccessAccount Corporation	Nevada
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Americas SARL	Switzerland
Caterpillar Americas Services Co.	Delaware
Caterpillar Arrendadora Financiera, S.A. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific L.P.	Bermuda
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Belgium S. A.	Belgium
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brasil Servicos Ltda.	Brazil
Caterpillar CDD, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar CMC Finance Corporation	Delaware
Caterpillar CMC, LLC	Delaware
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding S.A.	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial Private Limited	India
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Commerciale S.r.L.	Italy
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credito, S.A. de C.V.	Mexico
Caterpillar Distribution Mexico S.R.L. de C.V.	Mexico
Caterpillar Distribution Services Europe BVBA	Belgium
Caterpillar Elphinstone Pty. Ltd.	Australia
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Engine Systems Mexico, S. de R.L. de C.V.	Mexico
Caterpillar European Finance s.r.o.	Czechoslovakia
Caterpillar Factoraje Financiero, S.A. de C.V.	Mexico
Caterpillar Finance France S.A.	France
Caterpillar Finance Kabushiki Kaisya	Japan
Caterpillar Finance, s.r.o.	Czech Republic
Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Acquisition Funding Partners	United Kingdom
Caterpillar Financial Asset Sales Corporation	Nevada
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Member Company	Delaware
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nordic Services A.B.	Sweden
Caterpillar Financial Nova Scotia Corporation	Canada
Caterpillar Financial OOO	Russia
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial S.A. Arrendamento Mercantil	Brazil
Caterpillar Financial S.A. Credito, Financiamento e Investimento	Brazil
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.P.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH & Co. KG	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Limited	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial Services S.A.	Switzerland
Caterpillar Financial Services Verwaltungs GmbH	Germany
Caterpillar Financial Services Yugen Kaisya	Japan
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar Forest Products Inc.	Delaware
Caterpillar Formacion Tecnica, S. L.	Spain
Caterpillar France S.A.S.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Group Limited	England and Wales
Caterpillar Group Services S.A.	Belgium
Caterpillar Holding (France) S.A.R.L.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holding Spain, S.L.	Spain
Caterpillar Holdings Australia Pty. Ltd.	Australia
Caterpillar Hungary Component Manufacturing Company Ltd.	Hungary
Caterpillar Impact Products Limited	United Kingdom
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Institute (Vic-Tas) Pty Ltd	Australia
Caterpillar Institute (WA) Pty Ltd	Australia
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance plc	Ireland
Caterpillar International Holding S.A.R.L.	Switzerland
Caterpillar International Investments S.A.R.L.	Switzerland
Caterpillar International Leasing L.L.C.	Delaware
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Management Ltd.	Delaware
Caterpillar Investments	England and Wales
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Puerto Rico, S. en C.	Puerto Rico
Caterpillar Latin America Servicios de Chile Limitada	Chili
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH	Germany
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Client Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Client Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics France SAS	France
Caterpillar Logistics FT Services (UK) Limited	England and Wales
Caterpillar Logistics FT Services Canada Ltd.	Canada
Caterpillar Logistics FT Services Inc.	Delaware
Caterpillar Logistics FT Services LLC	Delaware
Caterpillar Logistics ML Services France SAS	France
Caterpillar Logistics NV	Belgium
Caterpillar Logistics Services (France) SARL	France
Caterpillar Logistics Services (Tianjin) Ltd.	China
Caterpillar Logistics Services (UK) Limited	England and Wales
Caterpillar Logistics Services China Limited	China
Caterpillar Logistics Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Services Germany GmbH	Germany
Caterpillar Logistics Services Germany Verwaltungs GmbH	Germany
Caterpillar Logistics Services India Private Limited	India
Caterpillar Logistics Services International	Russia
Caterpillar Logistics Services International NV	Belgium
Caterpillar Logistics Services Polska Sp. z o.o.	Poland
Caterpillar Logistics Services Spain, S.A.	Spain
Caterpillar Logistics Services, Inc.	Delaware
Caterpillar Logistics Services-Egypt Ltd.	Egypt
Caterpillar Logistics Technology Services (UK) Limited	England and Wales
Caterpillar Logistics Technology Services LLC	Delaware
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Trading Shanghai Co., Ltd.	China
Caterpillar Materiels Routiers S.A.	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar New Zealand Depositary Company	Netherlands
Caterpillar New Zealand Funding Company	Netherlands
Caterpillar New Zealand Investments Company	New Zealand
Caterpillar New Zealand Securities Company	Bermuda
Caterpillar North America S.A.R.L.	New Zealand
Caterpillar NZ Funding LLC	Delaware
Caterpillar NZ Funding Parent Limited	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Overseas Credit Corporation S.A.	Switzerland
Caterpillar Overseas Investment Holding, S.A.R.L.	Switzerland
Caterpillar Overseas Limited	United Kingdom
Caterpillar Overseas S.A.	Switzerland
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generations Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Systems y Compañia Limitada	Nicaragua
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures Europe B.V.	Netherlands
Caterpillar Power Ventures International Mauritius Ltd.	Mauritius
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Product Development S.A.R.L.	Switzerland
Caterpillar Product Services Corporation	Missouri
Caterpillar Redistribution Services Inc.	Delaware
Caterpillar Redistribution Services International S.A.R.L.	Switzerland
Caterpillar Remanufacturing Limited	England and Wales
Caterpillar Renting France S.A.S.	France
Caterpillar S.A.R.L.	Switzerland
Caterpillar Securities Inc.	Delaware
Caterpillar Services Limited	Delaware
Caterpillar Servicios Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Special Services Belgium SPRL	Belgium
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France SARL	France
Caterpillar Trimble Control Technologies LLC	Delaware
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools Canada Ltd.	Canada
Caterpillar Work Tools Verwaltungs-GmbH	Germany
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar World Trading of Europe S.A.R.L.	Switzerland
Caterpillar Xuzhou Ltd.	China
Caterpillar/SCB Investments LP	Delaware
Caterpillar/SCB Receivables Finance LP	Nevada
Catsub I, Inc.	Oregon
Celerity Energy of Colorado LLC	Colorado
Celerity Energy of New Mexico LLC	New Mexico
Central Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Centre de Distribution de Wallonie SA	Belgium
CFRC/CFMC Investments, LLC	Delaware
Charlton Leasing Limited	Belgium
Clean World Co.	Japan
CM Rental Hokkaido Co., Ltd.	Japan
CM Rental Kinki Co., Ltd.	Japan
CM Rental Tokai Co., Ltd.	Japan
Cramo Holding AB	Sweden
Cramo Holding B.V.	The Netherlands
Depositary (Bermuda) Limited	Bermuda
Dia Rental Hokuriku Co., Ltd.	Japan
Diamond Office Management Co., Ltd.	Japan
Dynamic Automation Systems Pty. Ltd.	Australia
East Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Easytop Limited	England and Wales
EDC European Excavator Design Center GmbH & Co. KG	Germany
EDC European Excavator Design Center Verwaltungs GmbH	Germany
Elektrocieplawnia Starahowice Sp. z o.o.	Poland
EMC Testing Inc.	Delaware
Endeavour Caterpillar New Zealand Finance Company	New Zealand
Energy Services International Limited	Bermuda
Energyst B.V.	Netherlands
Ensambladora Tecnologica de Mexico, S.A. de C.V.	Mexico
Enteco Servicos S. de R.L. de C.V.	Mexico
F.G. Wilson (Engineering) Limited	Northern Ireland
F.G. Wilson (Proprietary) Limited	South Africa
F.G. Wilson (USA) L.L.C.	Delaware
F.G. Wilson Generators India Private Limited	India
F.G. Wilson Incorporated	Delaware
FCC Equipment Financing, Inc.	Singapore
Federal Financial Services LLC	Delaware
Financieringsmaatschappij Bolier B.V.	Netherlands
Firefly Energy Inc.	Delaware
FMS Equipment Rentals Inc.	Delaware
Forchester del Peru S.R.L.	Peru
Forchester do Brasil Ltda.	Brazil
Forchester International S.A.	Uruguay
Germanischer Lloyd AG	Germany
GFCM Servicios, S.A. de C.V.	Mexico
Grupo Financiero Caterpillar Mexico, S.A. de C.V.	Mexico
Guangzhou MaK Diesel Engine Limited Company	China
Hama-rental Co.	Japan
Hindustan Powerplus Limited	India
Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Hokken Service Co.	Japan
Hydropro S.r.l.	Italy
Inmobiliaria Conek, S.A.	Mexico
Intelligent Switchgear Organization LLC	Delaware
Ironmart LLC	Delaware
IronPlanet.com, Inc.	Delaware
JAX Reman, L.L.C.	Delaware
JHT Holdings, Inc.	Delaware
Jigsaw Investors Corp.	Ontario
Jupiter Power (Cambodia) Co., Ltd.	Cambodia
Jupiter Power Asia Co., Ltd.	Cambodia
Jupiter Power Holdings Ltd.	Bermuda
Kasargod Power Corporation Private Limited	India
Kiden Lease Co., Ltd.	Japan
K-Lea Co., Ltd.	Japan
Laminex V.o.F.	Netherlands
Let's Co., Ltd.	Japan
M.O.P.E.S.A. Motores Power, S.A.	Mexico
Machida Kiko Co., Ltd.	Japan
Machinefabriek Bolier B.V.	Netherlands
MaK (London) Limited	United Kingdom
MaK Americas Inc.	Canada
MaK Americas Inc.	Illinois
MaK Beteiligungs GmbH	Germany
MaK Mediterranee S.A.S.	France
MaK Netherland B.V.	Netherlands
MaK Power Systems Lanka (Private) Ltd.	Sri Lanka
MaK Trainings GmbH	Germany
MCFA Canada Ltd.	Ontario
MCFA FSC Inc.	Barbados
Mec-Track S.r.l.	Italy
Merwedehaven Beheer B.V.	Netherlands
Metalmark Financial Services Limited	Netherlands
MICA Energy Systems	Michigan
Mincom Limited	Australia
Mistubishi Caterpillar Forklift Europe B.V.	Netherlands
Mitsubishi Caterpillar Forklift America de Argentina S.A.	Argentina
Mitsubishi Caterpillar Forklift America Inc.	Delaware
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Monte Rio Power Corporation Ltd.	Bermuda
Motores Diesel Andinos S.A.	Peru
Motori Perkins S.P.A.	Italy
Nagano Kouki Co., Ltd.	Japan
Necoles Investments B.V.	Netherlands
Nexus International S.r.l.	Italy
Nihon Kenki Lease Co., Ltd.	Japan
Okinawa Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
OTSG, Inc.	Delaware
P. T. Caterpillar Finance Indonesia	Indonesia
P. T. Natra Raya	Indonesia
P. T. Solar Services Indonesia	Indonesia
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines (Latin America) Inc.	Delaware
Perkins Engines (Tianjin) Company Limited	China
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Executive Pension Trust Limited	England and Wales
Perkins France (SAS)	France
Perkins Holdings Limited	Delaware and England and Wales
Perkins International Inc.	Delaware
Perkins Limited	England and Wales
Perkins Motoren GmbH	Germany
Perkins Motoren Management GmbH	Germany
Perkins Motores do Brasil Ltda.	Brazil
Perkins Pension Trust Limited	England and Wales
Perkins Shibaura Engines Limited	England and Wales
Perkins Shibaura Engines LLC	Delaware
Perkins Technology Inc.	Delaware
Pioneer Distribution, Inc.	South Carolina
Pioneer Machinery LLC	Delaware
PMHC LLC	Delaware
PointGuard LLC	Delaware
Przedsiebiorstwem Energetyki Cieplncj (Bugaj)	Poland
R.V.K. Energy Private Limited	India
Rapidparts Inc.	Delaware
Rapisarda Industries Srl	Italy
Rega Kyushu Co., Ltd.	Japan
Rex World Co., Ltd.	Japan
Sabre Engines Limited	England
Sanko Rental Co.	Japan
SCM Akashi General Services Co., Ltd.	Japan
SCM Operator Training Co., Ltd.	Japan
SCM Sagami Engineering Co., Ltd.	Japan
SCM Sagami General Services Co., Ltd.	Japan
SCM Singapore Holdings Pte. Ltd.	Singapore
SCM System Service Co., Ltd.	Japan
Servtech Limited	Ireland
Shin Caterpillar Mitsubishi Ltd.	Japan
Societe de Electricite d Bibane	Tunisia
Solar Turbines Cameroon Limited	Cameroon
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines International Company	Delaware
Solar Turbines Overseas Pension Scheme Limited	Guernsey
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Trinidad & Tobago	Trinidad and Tobago
SPL Software Alliance LLC	Delaware
STI Capital Company	Delaware
Suryachakra Power Corporation Private Limited	India
Tech Itoh Co., Ltd.	Japan
Tecnologia Modificada, S.A. de C.V.	Mexico
The Heartland Community Development Corporation	Illinois
Tohoku Rental Service Co., Ltd.	Japan
Tokyo Rental Co., Ltd.	Japan
Tone Lease Co.	Japan
Tunnel Rental Co., Ltd.	Japan
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Asia Ltd.	Thailand
Turbomach Deutschland GmbH	Germany
Turbomach Endustriyel Gaz Turbinleri Sanayi V	Turkey
Turbomach Engergie S.A.R.L.	France
Turbomach India Private Limited	India
Turbomach Limited	United Kingdom
Turbomach S.r.L.	Italy
Turbomach SA - Spain	Spain
Turbomach SA - Switzerland	Switzerland
Turbomach Sp. Z o.o.	Poland
Turboservices SDN BHD	Malaysia
Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England
UK Partners Limited Partnership	Ontario
VALA (UK) LP	United Kingdom
VALA C.V.	Netherlands
VALA Inc.	Delaware
VALA LLC	Delaware
Veratech Holding B.V.	Netherlands
West Japan Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
West Kanto Rental Co., Ltd.	Japan
Williams Technologies, Inc.	South Carolina
Wright Equipment Company (Proprietary) Limited	South Africa
Yeep Co.	Japan